================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN STONE INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998

To Our Stockholders:

     The Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") will be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, May 20, 1998, at 10:30 a.m. E.S.T. to:

          (1) Elect six Directors, each to serve for a term of one year;

          (2) Consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to complete a reverse stock split of the Common Stock;

          (3) Consider and act upon a proposal to ratify all actions relating to the exchange by holders of Common Stock of each share of Common Stock for one-tenth of a share of Common Stock on or about May 30, 1997; and

          (4) Transact such other business as may properly come before the meeting.

     Only those holders of Common Stock of record at the close of business on April 8, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

April [  ], 1998

     The Company's Annual Report for the year ended December 31, 1997 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 20, 1998, at 10:30 a.m. E.S.T. at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked. If no choice is specified on the proxy it will be voted FOR the election of the six nominees for Director named herein, FOR the approval of the proposal to adopt an amendment to the Company's Certificate of Incorporation to complete the reverse stock split from 1997, and FOR the proposal to ratify all actions relating to the exchange by holders of Common Stock, par value $.001 per share (the "Common Stock"), of the Company of each share of Common Stock for one-tenth of a share of Common Stock on or about May 30, 1997. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

     This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about April [ ], 1998.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on April 8, 1998. On that date, certificates representing 1,631,364 shares of Common Stock were outstanding and entitled to vote. On May 30, 1997, the Company instituted an exchange of each share of Common Stock for one-tenth of a share of Common Stock (the "Exchange"). Before that date, there were certificates representing 16,313,638 shares of Common Stock outstanding. Holders of Common Stock are entitled to one vote for each share held by them. The Company has no other voting securities outstanding.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked as "vote withheld" as present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum, but will not otherwise be counted in determining the outcome of the election. The six nominees for Director receiving the greatest number of votes will be elected.

     In voting on matters other than the election of Directors, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote. The ratification of the Exchange requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting. As a result, broker non-votes will have no effect on such proposal. The amendment to the Company's Certificate of Incorporation, however, requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Consequently, broker non-votes will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. There are currently six Directors of the Company, all of whom have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted FOR the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

     Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 1999

Enzo Costantino................  Mr. Costantino has served as Treasurer of the Company and as
Age 36                           a Director since 1996. He has been Secretary and Treasurer
Director since 1996              of Terrazzo, Mosaic & Tile Company, Ltd. since 1994.
                                 Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces located in Toronto, Ontario. Prior to joining Terrazzo, Mosaic & Tile, Mr. Costantino was the controller of Daicon Contractors, a general contractor
                                 located in Toronto, Ontario, from 1989 to 1994, and the cost accounting manager for Canada Packers, a meat processor
                                 located in Toronto, Ontario, from 1983 to 1989.
Glen Gasparini.................  Mr. Gasparini has served as a Director since 1995 and was
Age 45                           President 1989. and Chief Executive Officer of the Company
Director since 1995              from 1995 to 1997. He has been President of Terrazzo, Mosaic
                                 & Tile Company, Ltd. since 1975. Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces
                                 located in Toronto, Ontario.

Jacquita K. Hauserman..........  Ms. Hauserman has served as a Director of the Company since
Age 55                           1997. She has been an independent consultant with American
Director since 1997              Management Systems since February 1998. She was employed by
                                 Centerior Energy from 1982 until 1998, most recently as
                                 Vice-President of Business Services. Previous positions with
                                 Centerior included Vice-President of Customer Support,
                                 Vice-President of Customer Service and Community Affairs and
                                 Vice-President of Administration. Centerior Energy, located in Cleveland, Ohio, was a holding company for Cleveland
                                 Electric Illuminating and Toledo Edison electric utilities until it was purchased by Ohio Edison in 1997. She is also a
                                 Director and Trustee of several non-profit organizations in the Cleveland area.
Michael J. Meier...............  Mr. Meier has served as Secretary of the Company and as a
Age 43                           Director since 1996. He has been Vice-President of Finance,
Director since 1996              Chief Financial Officer, Secretary and Treasurer of
                                 Defiance, Inc. (Nasdaq NM: DEFI) since 1990. Defiance is a supplier of tooling systems, testing services, specialty
                                 anti-friction bearings and precision-machined products to
                                 the U.S. transportation industry, with headquarters in
                                 Cleveland, Ohio.
Timothy I. Panzica.............  Mr. Panzica has served as a Director of the Company since
Age 43                           1996. He has been Executive Vice-President of Panzica
Director since 1996              Construction Company since 1981. Panzica Construction
                                 Company, a 42 year old firm located in Cleveland, Ohio is a full service construction management/general contracting
                                 organization with expertise in all aspects of commercial
                                 construction. Panzica Construction Company is part of the
                                 Panzica Group of Companies which specializes in real estate development, design/build, and property management.
Thomas H. Roulston II..........  Mr. Roulston has served as Chairman of the Board of the
Age 65                           Company and as a Director since 1996. He has been Chairman
Director since 1996              of Roulston & Company, Inc. since 1990. Roulston & Company is a registered investment advisor located in Cleveland,
                                 Ohio. Mr. Roulston is also Chairman of the Board of
                                 Directors of Defiance, Inc. (Nasdaq NM: DEFI). Defiance is a
                                 supplier of tooling systems, testing services, specialty
                                 anti-friction bearings and precision-machined products to
                                 the U.S. transportation industry, with headquarters in
                                 Cleveland, Ohio. Mr. Roulston is also a Director of several privately-held companies.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, established in September 1996 and consisting entirely of nonemployee Directors, met two times in fiscal 1997. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also reviews all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the audit committee are Michael J. Meier (Chairman) and Enzo Costantino.

     The Compensation Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1997. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the compensation committee are Timothy
I. Panzica (Chairman), Jacquita K. Hauserman and Thomas H. Roulston II.

     The Executive Committee, established in September 1996 and consisting entirely of nonemployee Directors, did not meet in fiscal 1997. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the executive committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

ATTENDANCE AT MEETINGS

     The Board of Directors of the Company met eleven times during fiscal 1997. During fiscal 1997 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served.

COMPENSATION OF DIRECTORS

     No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                         OWNING MORE THAN FIVE PERCENT

     The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of March 31, 1998. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

                  NAME AND ADDRESS OF                      NUMBER OF SHARES      PERCENT OF
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED    TOTAL SHARES
                  -------------------                     ------------------    ------------
Roulston Ventures Limited Partnership(1)................       400,000              24.5%
4000 Chester Avenue Cleveland, OH 44103
TMT Masonry, Ltd.(2)....................................       400,000              24.5%
900 Keele Street Toronto, Ontario, Canada M6N 3E7

---------------

(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board, is a general partner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Mr. Glen Gasparini, Director, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

                       BENEFICIAL OWNERSHIP OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock beneficially owned by each Director and executive officer of the Company as of March 31, 1998. All information with respect to beneficial ownership has been furnished by the respective Director and executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                 NAME AND ADDRESS OF                     NUMBER OF SHARES       PERCENT OF
                 BENEFICIAL OWNER(1)                    BENEFICIALLY OWNED    TOTAL SHARES(2)
                 -------------------                    ------------------    ---------------
Thomas H. Roulston II.................................       450,000(3)            27.6%
Glen Gasparini........................................       409,570(4)            25.1%
David Tyrrell.........................................        48,500(5)             2.9%
Enzo Costantino.......................................           500                 --
Jacquita K. Hauserman.................................            --                 --
Michael J. Meier......................................            --                 --
Timothy I. Panzica....................................            --                 --
All Directors and executive officers as a group (7
  persons)............................................       908,570(6)            54.9%

---------------

(1) The address of each beneficial owner is c/o American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

(2) Based on 1,631,364 shares of Common Stock outstanding on March 31, 1998, adjusted for shares subject to options exercisable within 60 days following March 31, 1998 held either by the named individuals or by the group as a whole.

(3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 400,000 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner. Mr. Roulston's wife is also a 9% owner of Roulston Ventures Limited Partnership. Mr. Roulston has shared voting and investment power of Roulston Ventures Limited Partnership in a fiduciary capacity between himself and Scott D. Roulston, his son.

(4) Shares of Common Stock beneficially owned by Mr. Gasparini include 400,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder.

(5) Includes options, exercisable within 60 days of March 31, 1998, to purchase 25,000 shares.

(6) Includes options, exercisable within 60 days of March 31, 1998, to purchase 25,000 shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the years ended December 31, 1997 and 1996, for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                          --------------------------
                                                                            AWARDS        PAYOUTS
                                       ANNUAL COMPENSATION                ----------    ------------
                           -------------------------------------------    SECURITIES
        NAME AND                                          OTHER ANNUAL    UNDERLYING     ALL OTHER
   PRINCIPAL POSITION      YEAR    SALARY     BONUS(1)    COMPENSATION     OPTIONS      COMPENSATION
   ------------------      ----    -------    --------    ------------    ----------    ------------
David Tyrrell............  1997    $96,000    $13,733         --             --             --
President, American Stone  1996    $96,000    $ 3,300         --             --             --
Industries, Inc.(2)

The Named Executive Officer did not receive personal benefits or perquisites during fiscal 1997 or 1996 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.
---------------

(1) Based on service during the fiscal year indicated, though not paid until after the fiscal year.

(2) All amounts are in Canadian dollars.

OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant any options during the fiscal year ended December 31, 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table summarizes options which were exercised during fiscal 1997 and presents the value of unexercised options held by each of the Named Executive Officers at fiscal year end.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING
                                                              UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                                                             AT FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)
                       SHARES ACQUIRED       VALUE       -----------------------------    ----------------------------
        NAME           ON EXERCISE(#)     REALIZED($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           ---------------    -----------    ------------    -------------    -----------    -------------
David Tyrrell........         0                0            25,000             0               0               0

---------------

(1) All stock options were out of the money (the exercise price was higher than the market price) at the fiscal year end of the Company.

PENSION AND RETIREMENT PLANS

     The Company does not have a pension or retirement plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has an employment agreement with Mr. Tyrrell dated May 1996 under which he is to receive a base annual salary of $96,000 (Canadian), a monthly car allowance of $500 (Canadian) and an annual bonus based upon the adjusted net income of the Company's American Stone Corporation subsidiary. This contract expires in 2001.

     The Company does not have any other agreements regarding employment, and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     No Director has any family relationship to any other Director of the Company.

     In 1996, Mr. Glen Gasparini, a Director of the Company, recommended that the Company acquire two Canadian entities. When the Board declined to pursue the transaction to concentrate their efforts in the United States, Mr. Gasparini and Mr. Enzo Costantino, a Director of the Company, pursued the acquisition individually with the Board's approval. The Company has received appropriate indemnifications that it is not a party to and has no responsibility for or out of the proposal and acquisition by Messrs. Gasparini and Costantino.

     In 1996, the Company purchased from David Tyrrell all of the issued and outstanding common shares of Tyrrell Stone Design, Ltd., an Ontario corporation. In consideration of this transaction, Mr. Tyrrell received 20,000 shares of the Company's Common Stock, after giving effect to the reverse stock split, options to purchase up to 25,000 shares of Common Stock at $5.00 per share, after giving effect to the reverse stock split, and the Company agreed to employ him as President of the Company's American Stone Corporation subsidiary. Under the terms of his employment agreement, Mr. Tyrrell was given a base salary of $96,000 Canadian per year.

     Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder, advanced $29,000 in January 1996 to the Company. The debt was converted to common stock and Terrazzo, Mosaic & Tile received 11,600 shares of Common Stock, after giving effect to the reverse stock split, in exchange for the debt. Terrazzo, Mosaic & Tile Company, Ltd. was also owed $748,345 for advances to the Company through August 1996. On August 28, 1996, this loan was converted to paid-in-capital.

     In February 1996, the Company purchased the operating assets of Cleveland Quarries, L.P., a limited partnership in which American Stone Corporation was a limited partner with a 89.1% ownership interest. Consideration included cash, assumption of certain liabilities and other consideration totaling $2,320,259. In negotiating this purchase price, management took into consideration, among other things, (i) the benefit to the Company of acquiring title to the quarries owned by Cleveland Quarries, L.P., (ii) the potential economic benefit to the Company of securing title to these assets, especially the land and reserves of stone, and (iii) the value of the assets to be acquired. At the time of the transaction, the general partner of Cleveland Quarries, L.P. was Slate and Stone Corporation of American, Ltd., which held a one percent interest in the limited partnership.

     On November 22, 1996, TMT, Roulston Ventures, Ltd. ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT or Roulston Ventures intends to sell all or any part of their common shares of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has 15 days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

     During the year ended December 31, 1996 the Company paid a total of $22,233 for expenses such as stationery and business supplies through TMT Masonry, Ltd., an affiliated company. At December 31, 1996, accounts payable to TMT Masonry, Ltd. totaled $9,735 and were satisfied in the ordinary course of business in 1997.

     On November 26, 1997, the Board unanimously approved (with Mr. Panzica abstaining) the award of a contract to Panzica Construction Company, of which Mr. Panzica is Executive Vice President, to construct a foundation for a new gang saw. The contract is for $62,142, and was selected by the Board from among three bids, of which Panzica Construction Company's was the lowest. The Board believes this contract was entered into on terms as favorable to the Company as would have been available from an unrelated party.

     The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a Director is affiliated with the subject related party, that Director will abstain from voting on any such proposal.

NOMINATION OF DIRECTORS

     The Board considers suitable candidates for membership on the Board from time to time, and will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the Board in care of Mr. Thomas H. Roulston II, Chairman of the Board, American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such filings. Based solely on its review of copies of these reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 1997 all Section 16(a) filing requirements were met.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee was established in September 1996 and consists entirely of nonemployee Directors who have never been employed by the Company or any of its subsidiaries. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors.

     The only executive of the Company who receives compensation is David Tyrrell, President of the Company. Mr. Tyrrell's compensation is determined by an employment agreement dated May 1996 under which he is to receive a base annual salary of $96,000 (Canadian), a monthly car allowance of $500 (Canadian) and an annual bonus based upon the adjusted net income of the Company's American Stone Corporation subsidiary. This contract was negotiated as part of the purchase of Tyrrell Stone Design, Ltd. by the Company in 1996, and expires in 2001.

     No Directors' fees have been or are currently paid to Directors.

                                          Respectfully submitted,

                                          Timothy I. Panzica, Chairman
                                          Jacquita K. Hauserman
                                          Thomas H. Roulston II

             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            TO COMPLETE THE REVERSE STOCK SPLIT OF THE COMMON STOCK
                                      AND
         RATIFICATION OF ACTIONS TAKEN IN CONNECTION WITH THE EXCHANGE
          BY HOLDERS OF COMMON STOCK OF EACH SHARE OF COMMON STOCK FOR
                      ONE-TENTH OF A SHARE OF COMMON STOCK

GENERAL

     At the Annual Meeting of Stockholders held on November 22, 1996 (the "1996 Annual Meeting"), the stockholders approved a one for ten reverse stock split (the "1996 Reverse Stock Split"). According to the language of the 1996 Reverse Stock Split resolution approved at the 1996 Annual Meeting, the 1996 Reverse Stock Split was to become effective on or before December 1, 1997. On June 1, 1997, pursuant to the resolution approved by the stockholders at the 1996 Annual Meeting, each share of Common Stock was exchanged for one-tenth of a share of Common Stock (the "Exchange"). It has recently come to the Company's attention that the Company did not meet certain technical requirements of the Delaware General Corporation Law necessary to effect the 1996 Reverse Stock Split.

     To cure any technical deficiencies relating to the 1996 Reverse Stock Split, the Board of Directors of the Company is hereby soliciting stockholder approval of the Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Amendment") and incorporated herein by reference, to complete the reverse stock split with respect to all issued shares of Common Stock (the "Reverse Stock Split"). By unanimous written consent dated as of April 15, 1998, the Board of Directors approved the Certificate of Amendment and declared the Amendment advisable for the Company.

EFFECTS OF THE REVERSE SPLIT

     If effected, the Reverse Stock Split will memorialize the prior reduction of the number of outstanding shares of Common Stock from 16,313,638 shares to 1,631,364 shares of Common Stock. All outstanding options and the exercise or conversion price thereof have been proportionately adjusted for the Reverse Stock Split.

     - Each stockholder's proportionate equity interest and voting ability in the Company would remain the same.

     - The number of authorized shares of Common Stock would remain the same.

     - The par value of the shares of Common Stock would remain the same.

     - Each of the rights currently accruing to holders of the Common Stock would remain the same.

     Stockholders who do not vote in favor of the Reverse Stock Split have no appraisal rights under the Delaware General Corporation Law, the Company's Certificate of Incorporation or the Company's Bylaws in connection with the Reverse Stock Split.

REASONS FOR THE REVERSE SPLIT

     The Board of Directors believes that completing the Reverse Stock Split is beneficial to the Company and its stockholders as it may facilitate the Company's satisfaction of the listing requirements of The Nasdaq SmallCap Market, which require, among other things, that a listed security have a bid price in excess of $4.00 per share. No assurance can be given that the Company will eventually be able to meet the listing requirements for The Nasdaq SmallCap Market following the completion of the Reverse Stock Split. In addition, as discussed above, the Company seeks to cure any technical difficulties relating to the Reverse Stock Split in accordance with the requirements of the Delaware General Corporation Law.

MECHANICS OF THE REVERSE SPLIT

     If the Reverse Stock Split is approved by the requisite vote of the Company's stockholders, the Company anticipates that the Certificate of Amendment will be filed no later than May 22, 1998. The Board of Directors may make any and all changes to the form of Certificate of Amendment, a copy of which is attached hereto as Exhibit A, that it deems necessary in order to file it with the Delaware Secretary of State and complete the Reverse Stock Split. Because stockholders have already exchanged certificates representing each share of Common Stock for one-tenth of a share of Common Stock, no further actions will be necessary to carry out the Reverse Stock Split.

RATIFICATION

     At the Annual Meeting, stockholders will also be asked to vote on the ratification of all corporate actions heretofore taken by the Directors, officers and agents of the Company in connection with the Exchange. By unanimous written consent dated as of April 15, 1998, the Board of Directors ratified the corporate actions taken in connection with the Exchange. Stockholder ratification of the corporate actions taken in connection with the Exchange is not required by law. Because the 1996 Reverse Stock Split was not effected in accordance with the technical requirements of Delaware General Corporation Law, however, the Board of Directors believes it appropriate to submit to the stockholders the proposal to ratify the corporate actions taken in connection with the Exchange. Stockholders should thus be aware that by ratifying the Exchange, they may effectively be waiving their right to challenge any acts taken in connection with the Exchange.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT BOTH THE REVERSE STOCK SPLIT AND RATIFICATION OF THE EXCHANGE ARE IN THE BEST INTERESTS OF BOTH THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE REVERSE STOCK SPLIT AND THE RATIFICATION.

                            INDEPENDENT ACCOUNTANTS

     The firm of Hobe & Lucas served as independent accountants for the Company for the fiscal years ended December 31, 1997 and 1996, and have been named as such for the current fiscal year. Representatives of Hobe & Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

     On September 26, 1996, the Board of Directors appointed, subject to stockholder approval, Hobe & Lucas to replace Horton & Company as the Company's independent accountants. The stockholders approved the change in independent auditors at the November 22, 1996 Annual Meeting of Stockholders. There were no disagreements with the former accountants on any matter of accounting principles or practices, or auditing scope or procedure, nor did the former accountant's report contain any adverse opinion or disclaimer of opinion. The decision to change accountants was made as a matter of convenience because the Company relocated its principal place of business from Toronto to Amherst, Ohio and the former accountants are located in New Jersey.

                            EXPENSES OF SOLICITATION

     The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals to be presented at the 1999 Annual Meeting, which is expected to be held in May 1999, must be received by the Corporate Secretary for inclusion in the Company's Proxy Statement and form of proxy by December [ ], 1998. To be eligible for inclusion in the 1999 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Exchange Act.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

April [  ], 1998

                                   EXHIBIT A

                               PROPOSED AMENDMENT
                      TO THE CERTIFICATE OF INCORPORATION
                       OF AMERICAN STONE INDUSTRIES, INC.

     AMERICAN STONE INDUSTRIES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

     FIRST: Article FOURTH of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and amended to read as follows:

          "FOURTH. The Corporation shall be authorized to issue the following shares:

CLASS   NUMBER OF SHARES   PAR VALUE
-----   ----------------   ---------
Common     20,000,000        $.001

               At the close of business on the date on which the amendment containing this Division 1 of Article Fourth is filed, each outstanding share of Common Stock of the Corporation shall be converted into one-tenth (1/10) of a share of Common Stock, without any action by the holders of such shares.

          SECOND: That the Board of Directors of the Corporation, by written consent dated as of April 15, 1998, adopted a resolution proposing and declaring advisable the foregoing amendment to Article Fourth of the Certificate of Incorporation of the Corporation.

          THIRD: This Certificate of Amendment of Certificate of Incorporation was duly adopted by the requisite vote of the Board of Directors of the Corporation.

          FOURTH: That at the Annual Meeting of Stockholders on May 20, 1998, held upon notice in accordance with Sections 222 and 242 of the Delaware General Corporation Law, the necessary number of shares as required by statute were voted in favor of the adoption of amendment.

          FIFTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be
signed by its duly authorized officers this   day of May, 1998.

                                            AMERICAN STONE INDUSTRIES, INC.

                                            By:
                                            ------------------------------------
                                              David Tyrrell, Chief Executive
                                                Officer
                                              and President
ATTEST:

By:
------------------------------------
    Michael J. Meier, Secretary

                        AMERICAN STONE INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of American Stone Industries, Inc. (the "Company") hereby appoints Thomas H. Roulston II and Glen Gasparini, the proxies of the undersigned to vote the shares of Common Stock of the undersigned at the 1998 Annual Meeting of Stockholders of the Company to be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, May 20, 1998, at 10:30 a.m., local time, and at any adjournment thereof upon the following:

   THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR PROPOSALS 1, 2 AND 3.

(1) ELECTION OF DIRECTORS: Enzo Costantino, Glen Gasparini, Jacquita K. Hauserman, Michael J. Meier, Timothy I. Panzica and Thomas H. Roulston II for terms expiring in 1999.

   [ ] FOR all nominees (except as marked to the contrary)

   [ ] WITHHOLD AUTHORITY to vote for all nominees

            (INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                          INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) Amendment to the Certificate of Incorporation to complete the reverse stock split of the Common Stock.

                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(3) Ratification of all actions relating to the exchange by holders of Common Stock of each share of Common Stock for one-tenth of a share of Common Stock.

                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                     (Continued, and to be signed on other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued from other side)

PROXY NO.                                                                 SHARES

    IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND FOR THE RATIFICATION OF ALL ACTIONS RELATING TO THE EXCHANGE BY HOLDERS OF COMMON STOCK.

                                                    Dated ________________, 1998

                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                     Signature if held jointly

                                                    NOTICE: When signing as
                                                    attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please give your
                                                    full title as such. A proxy
                                                    given by a corporation
                                                    should be signed in the
                                                    corporate name by the
                                                    chairman of its board of
                                                    directors, its president,
                                                    vice president, secretary,
                                                    or treasurer.

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                   Proxy Card